Exhibit 99.1

    Gladstone Capital Reports Results for the Third Quarter Ended
                             June 30, 2006

    MCLEAN, Va.--(BUSINESS WIRE)--Aug. 1, 2006--Gladstone Capital
Corp. (NASDAQ:GLAD):

    -- Net Investment Income was $4.79 million or $0.41 per diluted common share

    -- Net Increase in Net Assets was $5.54 million or $0.48 per diluted common share

    Gladstone Capital Corp. (NASDAQ:GLAD) (the "Company") today announced earnings for the third quarter and nine months ended June 30, 2006. All per share references are based on fully diluted weighted average common shares outstanding, unless otherwise noted.
    Net Investment Income for the third quarter ended June 30, 2006 was $4,788,082 or $0.41 per share, as compared to $4,372,426 or $0.38 per share for the third quarter ended June 30, 2005, an increase of 7.9% per share. Net Investment Income for the nine months ended June 30, 2006 was $14,434,312 or $1.25 per share, as compared to $13,481,088 or $1.16 per share for the nine months ended June 30, 2005, an increase of 7.8% per share.
    Net Increase in Net Assets Resulting from Operations for the third quarter ended June 30, 2006 was $5,543,076, or $0.48 per share, as compared to $3,934,153 or $0.34 per share for the same period one year ago, an increase of 41.2% per share. Net Increase in Net Assets Resulting from Operations for the nine months ended June 30, 2006 was $19,366,806, or $1.68 per share, as compared to $13,154,479 or $1.13 per share for the same period one year ago, an increase of 48.7% per share.
    The Company also recorded net unrealized appreciation on its investments of $812,991 for the third quarter ended June 30, 2006, as compared to net unrealized depreciation of $389,229 for the third quarter ended September 30, 2005. For the nine months ended June 30, 2006, the Company recorded net unrealized appreciation on its investments of $5,769,820 as compared to net unrealized depreciation of $298,352 for the nine months ended June 30, 2005.
    Total assets were $207.5 million at June 30, 2006, as compared to $205.8 million at September 30, 2005. Net asset value was $13.95 per actual common share outstanding at June 30, 2006, as compared to $13.41 per actual common share outstanding, at September 30, 2005.
    The annualized weighted average yield on the Company's portfolio for the three months ended June 30, 2006 was 11.7%; there was no paid in kind interest during the three months. The annualized weighted average yield on the portfolio for the three months ended June 30, 2005 was 11.4% (without giving effect to paid in kind interest) and 11.8% (after giving effect to paid in kind interest). Beginning April 1, 2006 the Company has no investments with paid in kind interest.
    On October 1, 2005 the Company began recording stock option expense for stock-based awards, in accordance with Statement of Financial Accounting Standards No. 123(R) Share-Based Payment. Accordingly, the Company recorded $202,296 in stock option expense for the quarter ended June 30, 2006 and $279,618 for the nine months ending June 30, 2006.

    Third quarter highlights:

    --  Closed approximately $39.9 million of new investments;

    -- Received principal repayments of $44.4 million, which included scheduled principal repayments; and

    --  Received prepayment penalties and other income of $630,000.

    At June 30, 2006, the Company had 29 private company investments in debt and equity securities with an aggregate cost balance of $201.5 million and a fair value of $202.7 million.
    "Our strong third quarter earnings results included a 7.9 % per share increase in net investment income and an increase of 41.2% per share for net increase in net assets. Our results were driven by the continued portfolio strength and our ability to post positive results, despite additional loan prepayments," said Chip Stelljes, President and Chief Investment Officer. "We continue to see a steady flow of investment opportunities and expect to post positive results for our September 30, 2006 fiscal year end."

    Subsequent event highlights:

    --  Purchased two syndicated loans for $6.5 million;

    --  Extended one loan origination for $5.7 million;

    --  Received one full investment repayment for $7.5 million; and

    -- Declared monthly cash dividends of $0.14 per common share for each of the months of July, August and September 2006.

    The financial statements below are without footnotes. We have filed a Form 10-Q today for the third quarter ended June 30, 2006 with the Securities and Exchange Commission (the "SEC"), which can be retrieved from the SEC's website at www.SEC.gov or from the Company's web site at www.GladstoneCapital.com. A paper copy can be obtained free of charge by writing to us at 1521 Westbranch Drive, Suite 200, McLean, VA 22102.
    The Company will hold a conference call Wednesday, August 2, 2006 at 9:30 am ET to discuss third quarter earnings. Please call (877) 407-9205 to enter the conference. An operator will monitor the call and set a queue for the questions.
    The conference call replay will be available two hours after the call and will be available through September 2, 2006. To hear the replay, please dial (877) 660-6853, access playback account 286 and use conference ID code 209587.
    The live audio broadcast of Gladstone Capital's quarterly conference call will be available online at www.GladstoneCapital.com and www.investorcalendar.com. The event will be archived and available for replay on the Company's website.
    For further information contact our Investor Relations Manager, Kelly Sargent at 703-287-5835.

    This press release may include statements that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company. Words such as "should," "believes," "feel," "expects," "projects," "goals," and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's Form 10-K for the fiscal year ended September 30, 2005, as filed with the Securities and Exchange Commission ("SEC") on December 13, 2005 and as listed in the Form 10-Q for the quarter ended June 30, 2006, as filed with the SEC today. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF ASSETS & LIABILITIES
(Unaudited)
                                             June 30,    September 30,
                                               2006          2005
                                           ------------- -------------

ASSETS
Investments at fair value (Cost 6/30/2006:
 $201,465,621; 9/30/2005: $205,375,554)    $202,706,650  $200,846,763
Cash and cash equivalents                       456,314       503,776
Interest receivable - investments in debt
 securities                                   1,132,213     1,406,212
Interest receivable - officers                   24,836        27,067
Due from custodian                            2,493,924     2,624,074
Due from Adviser                                207,960             -
Deferred financing fees                         148,762        70,000
Prepaid assets                                   71,946       177,848
Other assets                                    230,450       137,354
                                           ------------- -------------
TOTAL ASSETS                               $207,473,055  $205,793,094
                                           ============= =============

LIABILITIES
Accounts payable                           $     45,342  $     21,893
Interest payable                                188,392       183,707
Fees due to Adviser                             181,398       391,322
Borrowings under lines of credit             47,846,000    53,034,064
Accrued expenses and deferred liabilities       225,367       350,665
Funds held in escrow                            200,800       200,760
                                           ------------- -------------
TOTAL LIABILITIES                            48,687,299    54,182,411
                                           ------------- -------------
NET ASSETS                                 $158,785,756  $151,610,683
                                           ============= =============

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 50,000,000
 shares authorized and 11,384,363 and
 11,303,510 shares issued and outstanding,
 respectively                              $     11,385  $     11,304
Capital in excess of par value              166,240,635   164,610,873
Notes receivable - employees                 (8,815,818)   (8,745,781)
Net unrealized appreciation/(depreciation)
 on investments                               1,241,029    (4,528,791)
Unrealized depreciation on derivative          (188,495)     (253,747)
Realized (loss)/gain on sale of
 investments                                   (861,695)       42,250
Distributions less than net investment
 income                                       1,158,715       474,575
                                           ------------- -------------
TOTAL NET ASSETS                           $158,785,756  $151,610,683
                                           ============= =============
NET ASSETS PER SHARE                       $      13.95  $      13.41
                                           ============= =============


GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)                                  Three Months Three Months
                                                Ended        Ended
                                               June 30,     June 30,
                                                2006         2005
                                             ------------ ------------
INVESTMENT INCOME
  Interest income - investments              $ 5,775,522  $ 5,766,233
  Interest income - cash and cash
   equivalents                                     8,178        7,631
  Interest income - notes receivable from
   employees                                     108,877      108,065
  Prepayment fees and other income               630,239      245,297
                                             ------------ ------------
              Total investment income          6,522,816    6,127,226
                                             ------------ ------------

EXPENSES
  Loan servicing                                 693,965      687,971
  Management fee                                 331,040      358,631
  Professional fees                              166,405      133,505
  Amortization of deferred financing fees         36,036      100,663
  Interest expense                               702,449      563,336
  Stockholder related costs                       28,371       16,475
  Directors fees                                  27,500       26,624
  Insurance expense                               50,589       43,891
  Stock option compensation                      202,296            -
  Other expenses                                  35,083       64,304
                                             ------------ ------------
              Expenses before credit from
               Gladstone Management            2,273,734    1,995,400
                                             ------------ ------------
  Credit to management fee for fees
   collected by Gladstone Management            (539,000)    (240,600)
                                             ------------ ------------
              Total expenses net of credit
               to management fee               1,734,734    1,754,800
                                             ------------ ------------

NET INVESTMENT INCOME BEFORE INCOME TAXES      4,788,082    4,372,426
                                             ------------ ------------
  Income tax expense                                   -            -
                                             ------------ ------------
NET INVESTMENT INCOME                          4,788,082    4,372,426
                                             ------------ ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized loss on sale of investments          (100,850)           -
  Realized gain on settlement of derivative        1,367            -
  Unrealized appreciation (depreciation) on
   derivative                                     41,486      (49,044)
  Net unrealized appreciation (depreciation)
   on investments                                812,991     (389,229)
                                             ------------ ------------
              Net gain (loss) on investments     754,994     (438,273)

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                  $ 5,543,076  $ 3,934,153
                                             ============ ============

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS PER COMMON SHARE:
    Basic                                    $      0.49  $      0.35
                                             ============ ============
    Diluted                                  $      0.48  $      0.34
                                             ============ ============

WEIGHTED AVERAGE SHARES OF COMMON STOCK
 OUTSTANDING:
    Basic                                     11,337,291   11,299,010
    Diluted                                   11,570,425   11,578,637


GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)                                  Nine Months  Nine Months
                                                Ended        Ended
                                               June 30,     June 30,
                                                2006         2005
                                             ------------ ------------
INVESTMENT INCOME
  Interest income - investments              $18,497,893  $16,671,756
  Interest income - cash and cash
   equivalents                                    21,714       29,101
  Interest income - notes receivable from
   employees                                     323,003      336,382
  Prepayment fees and other income               711,225    1,054,917
                                             ------------ ------------
              Total investment income         19,553,835   18,092,156
                                             ------------ ------------

EXPENSES
  Loan servicing                               2,144,024    1,804,465
  Management fee                                 952,120    1,075,940
  Professional fees                              399,758      528,610
  Amortization of deferred financing fees         94,572      284,487
  Interest expense                             2,302,693    1,174,587
  Stockholder related costs                      273,170      192,785
  Directors fees                                  81,712       77,624
  Insurance expense                              151,956      134,053
  Stock option compensation                      279,618            -
  Other expenses                                 151,663      176,939
                                             ------------ ------------
              Expenses before credit from
               Gladstone Management            6,831,286    5,449,490
                                             ------------ ------------
  Credit to management fee for fees
   collected by Gladstone Management          (1,762,000)    (977,100)
                                             ------------ ------------
              Total expenses net of credit
               to management fee               5,069,286    4,472,390
                                             ------------ ------------

NET INVESTMENT INCOME BEFORE INCOME TAXES     14,484,549   13,619,766
                                             ------------ ------------
  Income tax expense                              50,237      138,678
                                             ------------ ------------
NET INVESTMENT INCOME                         14,434,312   13,481,088
                                             ------------ ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized (loss) gain on sale of
   investments                                  (903,945)      29,750
  Realized gain on settlement of derivative        1,367            -
  Unrealized appreciation (depreciation) on
   derivative                                     65,252      (58,007)
  Net unrealized appreciation (depreciation)
   on investments                              5,769,820     (298,352)
                                             ------------ ------------
              Net gain (loss) on investments   4,932,494     (326,609)

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                  $19,366,806  $13,154,479
                                             ============ ============

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS PER COMMON SHARE:
    Basic                                    $      1.71  $      1.17
                                             ============ ============
    Diluted                                  $      1.68  $      1.13
                                             ============ ============

WEIGHTED AVERAGE SHARES OF COMMON STOCK
 OUTSTANDING:
    Basic                                     11,317,437   11,288,784
    Diluted                                   11,549,054   11,602,986


GLADSTONE CAPITAL CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)
                                           Three Months Ended June 30,
                                               2006          2005
                                           ------------- -------------
Per Share Data (1)
------------------
  Net asset value at beginning of period   $      13.84  $      13.64
                                           ------------- -------------
  Income from investment operations:
    Net investment income (2)                      0.42          0.39
    Realized (loss) gain on sale of
     investments (2)                              (0.01)            -
    Realized gain on settlement of
     derivative (2)                                   -             -
    Net unrealized gain (loss) on
     investments (2)                               0.07         (0.03)
    Net unrealized gain on derivatives (2)         0.01             -
                                           ------------- -------------
  Total from investment operations                 0.49          0.36
                                           ------------- -------------
  Less distributions:
    Distributions from net investment
     income                                       (0.41)        (0.39)
                                           ------------- -------------
  Total distributions                             (0.41)        (0.39)
                                           ------------- -------------
  Issuance of common stock under stock
   option plan                                     0.10             -
  Repayment of principal on notes
   receivable                                      0.01             -
  Dilutive effect of share issuance               (0.08)            -
                                           ------------- -------------
  Net asset value at end of period         $      13.95  $      13.61
                                           ============= =============

  Per share market value at beginning of
   period                                  $      21.55  $      21.22
  Per share market value at end of period         21.39         23.40
  Total return (3)(4)                              1.11%        12.19%
  Shares outstanding at end of period        11,384,363    11,303,510

  Ratios/Supplemental Data
  ------------------------
  Net assets at end of period              $158,785,756  $153,805,834
  Average net assets (5)                   $156,053,816  $152,484,868
  Ratio of expenses to average net assets
   - annualized (6)                                5.83%         5.23%
  Ratio of net expenses to average net
   assets - annualized (7)                         4.45%         4.60%
  Ratio of net investment income to
   average net assets - annualized                12.27%        11.47%

                                           Nine Months Ended June 30,
                                               2006          2005
                                           ------------- -------------
Per Share Data (1)
------------------
  Net asset value at beginning of period   $      13.41  $      13.50
                                           ------------- -------------
  Income from investment operations:
    Net investment income (2)                      1.28          1.19
    Realized (loss) gain on sale of
     investments (2)                              (0.08)            -
    Realized gain on settlement of
     derivative (2)                                   -             -
    Net unrealized gain (loss) on
     investments (2)                               0.51         (0.03)
    Net unrealized gain (loss) on
     derivatives (2)                                  -         (0.01)
                                           ------------- -------------
  Total from investment operations                 1.71          1.15
                                           ------------- -------------
  Less distributions:
    Distributions from net investment
     income                                       (1.22)        (1.11)
                                           ------------- -------------
  Total distributions                             (1.22)        (1.11)
                                           ------------- -------------
  Issuance of common stock under stock
   option plan                                     0.10          0.02
  Repayment of principal on notes
   receivable                                      0.01          0.07
  Offering costs                                      -         (0.01)
  Dilutive effect of share issuance               (0.06)        (0.01)
                                           ------------- -------------
  Net asset value at end of period         $      13.95  $      13.61
                                           ============= =============

  Per share market value at beginning of
   period                                  $      22.55  $      22.71
  Per share market value at end of period         21.39         23.40
  Total return (3)(4)                              0.35%         8.08%
  Shares outstanding at end of period        11,384,363    11,303,510

  Ratios/Supplemental Data
  ------------------------
  Net assets at end of period              $158,785,756  $153,805,834
  Average net assets (5)                   $153,804,303  $152,067,700
  Ratio of expenses to average net assets
   - annualized (6)                                5.97%         4.90%
  Ratio of net expenses to average net
   assets - annualized (7)                         4.44%         4.04%
  Ratio of net investment income to
   average net assets - annualized                12.51%        11.82%

(1) Basic per share data.

(2) Based on weighted average basic per share data.

(3) Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value, assuming monthly dividend reinvestment.

(4) Amounts were not annualized.

(5) Average net assets are computed by taking the average balance of net assets at the end of each month of the reporting period.

(6) Ratio of expenses to average net assets is computed using expenses before credit from Gladstone Management and including income tax expense.

(7) Ratio of net expenses to average net assets is computed using total expenses net of credits from Gladstone Management and including income tax expense.

    CONTACT: Gladstone Capital Corp.
             Kelly Sargent, 703-287-5835